SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant   [X]
Filed by a party other than the registrant [  ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement.
[ ]     Confidential, for use of the Commission only
        (as permitted by Rule 14a-6(e)(2)).
[ ]     Definitive Proxy Statement.
[X]     Definitive Additional Materials.
[ ]     Soliciting Material Under Rule 14a-12.

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                           CURTISS-WRIGHT CORPORATION
                (Name of Registrant as Specified in Its Charter)
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                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction  applies:  N/A
       (2) Aggregate number of securities to which transaction applies: N/A (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
       (4) Proposed maximum aggregate value of transaction:  N/A
       (5) Total fee paid:  N/A

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:  N/A
       (2) Form, Schedule or Registration Statement No.:  N/A
       (3) Filing Party:  N/A
       (4) Date Filed:  N/A

                           CURTISS-WRIGHT CORPORATION
                              1200 Wall Street West
                           Lyndhurst, New Jersey 07071


                                                                October 24, 2001

Dear Stockholder:

                                     URGENT!

The Special Meeting of stockholders of Curtiss-Wright Corporation is only a few days away. Your Board of Directors has recommended that stockholders vote in favor of the proposed recapitalization.

                LEADING VOTING ADVISORY SERVICE RECOMMENDS "FOR"

You should also be aware that Institutional Shareholder Services, one of the nation's leading voting advisory services, has recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the approval of Proposal 1, the Recapitalization Proposal.

              TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

The approval of the recapitalization requires the affirmative vote of holders of a majority of the outstanding shares of Curtiss-Wright common stock, as well as the affirmative vote of holders of a majority of the shares of Curtiss-Wright common stock, other than Unitrin, Inc., voting on the recapitalization in person or by proxy at the special meeting. Your vote is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at

888-750-5834.

Very truly yours,

Martin R. Benante
Chairman and
Chief Executive Officer

                      TOLL-FREE PROXYGRAM OPERATORS WHO ARE
                         INDEPENDENT OF THE COMPANY ARE
                         AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8442, Curtiss-Wright Corporation.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                           Name:                  (NA.1)
                           Broker:                (Broker)
                           Control Number:        (ControlNum)
                           Number of Shares:      (NumShares)

5. Give the operator your voting preferences, using the proxy text below.

                           CURTISS- WRIGHT CORPORATION
                SPECIAL MEETING OF STOCKHOLDERS OCTOBER 26, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CURTISS-WRIGHT CORPORATION SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 26, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Martin R. Benante, Michael J. Denton and Robert A. Bosi, and each of them singly, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned with full authority to represent and vote all shares of common stock of the undersigned at the special meeting of stockholders to be held at the Renaissance Meadowlands Hotel, 801 Rutherford Avenue, Rutherford, New Jersey on October 26, 2001, at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth in the Curtiss-Wright Corporation proxy statement and upon those other matters as may properly come before the special meeting, voting as specified on the reverse side of this card with respect to the matters set forth in the proxy statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the special meeting, including, if submitted to a vote of the stockholders, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the notice of special meeting and proxy statement dated September 5, 2001.

The shares represented by this proxy will be voted as directed by the undersigned. The board of directors of Curtiss-Wright Corporation recommends a vote 'FOR' each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five. IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ONE OR MORE OF THE PROPOSALS, THE PROXY WILL BE VOTED 'FOR' EACH OF THE PROPOSALS AS TO WHICH NO VOTE IS SPECIFIED.


                 (Continued, and to be signed, on reverse side)

[x] PLEASE MARK VOTES AS                    THE BOARD OF DIRECTORS RECOMMENDS
    IN THIS EXAMPLE                         A VOTE 'FOR'EACH OF PROPOSALS 1-5.


1. Approval of Recapitalization Proposal    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

2. Approval of Board Size Proposal          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Approval of Written Consent Proposal     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. Approval of Special Meeting Proposal     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

5. Approval of Supermajority Voting         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
   Proposal



                                            [ ]      MARK HERE IF YOU PLAN TO
                                                     ATTEND THE MEETING

                                            [ ]      MARK HERE FOR ADDRESS
                                                     CHANGE AND NOTE AT LEFT

                                             For joint accounts, each owner
                                             should sign.
                                             Executors, Administrators,
                                             Trustees, etc. should give full
                                             title.



Signature: ____________ Date: __________ Signature: ___________ Date: __________